                                                                    EXHIBIT 10.2

                           FIRST AMENDMENT TO ADDENDUM

     THIS FIRST AMENDMENT TO THE ADDENDUM ("Amendment") dated the 3rd day of April, 2002, amends the Addendum to the Transportation Agreement dated December 13, 2001 (the "Addendum") between the United States Postal Service ("USPS") and Federal Express Corporation ("FedEx").

                                    PREAMBLE

     WHEREAS, USPS and FedEx entered into an Addendum to the Transportation Agreement in order to accommodate the need by USPS to transport Product over and above the Minimum Guaranteed Volumes provided for under the Agreement;

     WHEREAS, USPS has determined that some of its volume requirements exceed those already provided for under the Addendum and has requested FedEx to transport such additional volume and FedEx is willing to transport such Product subject to the terms and conditions set forth in this Amendment and the Addendum;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties agree as follows:

     1. For purposes of this Agreement, all capitalized terms used as defined terms and not otherwise defined in this Amendment shall have meanings set forth in the Addendum and the Agreement.

     2. The Weekday Volume Commitments and Weekend Volume Commitments for the months of [ * ] of the Interim Period as set forth in Section 2(b) of the Addendum are revised as follows:

                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     3. Except as amended by this Amendment, the terms and conditions of the Addendum shall remain in full force and effect and are ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have signed this Amendment in duplicate, one for each of the Parties, as of April 3, 2002.

                                     THE UNITED STATES POSTAL SERVICE


                                     By: /s/ LESLIE A. GRIFFITH
                                         ---------------------------------------
                                     Title: Contracting Officer


                                     FEDERAL EXPRESS CORPORATION


                                     By: /s/ PAUL J. HERRON
                                         ---------------------------------------
                                     Title: VP - Postal Transportation

                                        2
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                          SECOND AMENDMENT TO ADDENDUM

     THIS SECOND AMENDMENT TO THE ADDENDUM ("Amendment") dated the 26th day of April, 2002, amends the Addendum to the Transportation Agreement dated December 13, 2001 (the "Addendum") between The United States Postal Service ("USPS") and Federal Express Corporation ("FedEx").

                                    PREAMBLE

     WHEREAS, USPS and FedEx entered into an Addendum to the Transportation Agreement in order to accommodate the need by USPS to transport Product over and above the Minimum Guaranteed Volumes provided for under the Agreement;

     WHEREAS, USPS has determined that some of its volume requirements exceed those already provided for under the Addendum and has requested FedEx to transport such additional volume and FedEx is willing to transport such Product subject to the terms and conditions set forth in this Amendment and the Addendum;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties agree as follows:

     1. For purposes of this Amendment, all capitalized terms used as defined terms and not otherwise defined in this Amendment shall have meanings set forth in the Addendum and the Agreement.

     2. The Weekday Volume Commitments and Weekend Volume Commitments for the months of [ * ] of the Interim Period as set forth in Section 2(b) of the Addendum are revised as follows:

                                      [ * ]

The Minimum Daily Weekend Volume Commitment will be met if the average of the combined volumes tendered for transport on Saturday and Sunday of each week equal or exceed the stated volume requirement. For example, a Minimum Daily Weekend


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Volume Commitment of [ * ] will be met if USPS tenders [ * ] on Saturday and [ * ] on Sunday.

     * These amounts include the following maximum volumes into and out of the following offshore locations:

                                      [ * ]

     3. Except as amended by this Amendment, the terms and conditions of the Addendum shall remain in full force and effect and are ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have signed this Amendment in duplicate, one for each of the Parties, as of April 26, 2002.

                                     THE UNITED STATES POSTAL SERVICE

                                     By: /s/ LESLIE A. GRIFFITH
                                         ---------------------------------------
                                     Title: Contracting Officer


                                     FEDERAL EXPRESS CORPORATION

                                     By: /s/ PAUL J. HERRON
                                         ---------------------------------------
                                     Title: VP - Postal Transportation


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                        2
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                                 SECOND ADDENDUM

     THIS SECOND ADDENDUM ("Second Addendum"), dated the 29th day of August, 2002, revises and supplements the Transportation Agreement between the United States Postal Service ("USPS" or "the Postal Service") and Federal Express Corporation ("FedEx").

                                BACKGROUND FACTS

     On January 10, 2001, USPS and FedEx entered into the Transportation Agreement ("Agreement") which states that FedEx will provide for the transportation of certain USPS Products.

     On December 13, 2001, USPS and FedEx entered into the Addendum to the Agreement ("Addendum") due to the USPS' immediate need for the transportation of its Product over and above the Minimum Guaranteed Volumes listed in the Agreement.

     On April 3, 2002 and April 26, 2002, USPS and FedEx entered into the First Amendment to the Addendum and the Second Amendment to the Addendum, respectively.

     The parties agreed to reconvene before the end of July 2002 to negotiate and agree about both parties' transportation needs beyond the October 27, 2002 Interim Period covered by the Addendum and the First and Second Amendments to the Addendum. This agreement is a result of those negotiations. The parties agree to extend the Interim Period provided for in the Addendum, subject to the following terms:

                                    AGREEMENT

     1.   DEFINITIONS

For the purposes of this Second Addendum, capitalized terms used as defined terms and not otherwise defined in this Second Addendum shall have the meanings outlined in the Agreement. The following additional terms shall have the following meaning:

     "Billable Weekday Volume" means the greater of the actual Mid-week Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Mid-Week Volume Commitment for the Schedule Period.

     "Billable Weekend Volume" means the greater of the actual Weekend Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Weekend Volume Commitment for the Schedule Period.


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     "Daily Mid-week Volume Commitment" means the daily volume committed for transport during the Day Turn Operations on Tuesday through Friday of a week for a Schedule Period.

     "Daily Weekend Volume Commitment" means the volume committed for transport during the Day Turn Operations on Saturday and Sunday of a week for a Schedule Period.

     "Interim Period" means the period of time commencing October 28, 2002 and terminating June 1, 2003.

     "Non-Widely Observed Holiday" means Veteran's Day, Martin Luther King Day, and President's Day.

     "Offshore Locations" means [ * ].

     "Operating Day" means any day other than a Monday or a FedEx Holiday.

     "Revised Schedule Period Request Forecast" means the volume forecasting document which USPS will provide to FedEx after the Schedule Period Request Forecast. USPS will provide the Revised Schedule Period Request Forecast no later than 118 calendar days prior to each Schedule Block Implementation Date.

     "Trucking Location" means a location specified on Exhibit A, attached.

     "Weekend Volume" means volume transported during the Day Turn Operations on Saturday and Sunday of a week.

     2.   VOLUME

          (a) During the Interim Period, the Committed Volume and the Committed Volume Schedule will be as set forth in the following table:

                                      [ * ]


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          (b) During the Interim Period, (excluding the peak period of December 10-22, 2002) USPS will tender and FedEx must transport between [ * ] of the Committed Volume for each applicable Schedule Block listed in the chart above.

               For the period December 10 through 22, 2002, USPS will tender and FedEx must transport between [ * ] of the Committed Volume listed above.

          (c) For the time period December 10-22, 2002, the Postal Service requested Daily Mid-week Volume Commitment and Daily Weekend Volume Commitment of [ * ]. Although the parties could not agree to that amount prior to the signing of this Second Addendum, FedEx will continue to work on their network design and will inform the Postal Service of their increased Daily Mid-week Volume Commitment cubic feet number and Daily Weekend Volume Commitment cubic feet number no later than 30 days after the date this Second Addendum is executed.

          (d) For the April, May, 2003 Schedule Block, shown herein as having a range of between [ * ], the Postal Service will, not later than 30 days after the date this Second Addendum is executed, revise the Daily Mid-week Volume Commitment to have a range of not more than [ * ] with the understanding that the Minimum Daily Mid-week Volume Commitment shall be no less than [ * ].

     3.   SCHEDULE PERIOD REQUEST FORECAST

Section 3.3.0 of the Agreement is hereby modified for the Interim Period as follows: For any Schedule Period in which the USPS Schedule Period Request Forecast is greater than [ * ] the USPS shall deliver to FedEx a Revised Schedule Period Request Forecast no later than [ * ] prior to each Schedule Block Implementation Date. In the Revised Schedule Period Request Forecast, the Postal Service can [ * ].


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If USPS does not make the Revised Schedule Period Request Forecast available by the required deadline, the Schedule Period Request Forecast shall be used.

     4.   NON-FUEL TRANSPORT

During the Interim Period, FedEx will invoice USPS for the non-fuel transport portion of the Day System pricing at the rates provided below:

                                      [ * ]

     5.   NO NON-WIDELY OBSERVED HOLIDAY

During the Interim Period, the parties agree that for those months in which there is no Non-Widely Observed Holiday (i.e. December 2002, March, 2003, April, 2003 and May, 2003), the monthly billed volume will be computed on the following basis:

                                      [ * ]

     6.   NON-WIDELY OBSERVED HOLIDAYS

The parties agree that during those months within the Interim Period in which there is a Non-Widely Observed Holiday (i.e. November, 2002, January, 2003 and February, 2003), [ * ].


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     7.   BYPASS CONTAINER HANDLING CHARGE

During the Interim Period, FedEx and the USPS agree that notwithstanding the provisions of Exhibit B, paragraph A(3) of the Agreement, USPS shall be invoiced a handling charge of [ * ] for packages unloaded from By-pass ULDs which are destined to a Trucking Location. FedEx and USPS agree to the following methodology to simplify invoicing:

                                      [ * ]

     8.   DENSITY

The provisions of Exhibit B, paragraph A, subparagraphs 1 and 2 of the Agreement will be revised for the Interim Period to eliminate the cubic footage conversion factor of [ * ].


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     9.   14-DAY BY-PASS MATRIX REVIEW

Section 3.6.0 of Exhibit A, Operating Specifications, is hereby modified for the Interim Period as follows:

                                      [ * ]

     10.  PRIOR AGREEMENTS TO BE EXTENDED

            (a)  PRELIMINARY NETWORK FLOW

Notwithstanding the provisions of Section 3.6.0 of the Operating Specifications, during the Interim Period, the parties agree that FedEx will not be required to furnish USPS with the Preliminary Network Flow document.

            (b)  SATURDAY VOLUME


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 1 of the Agreement is hereby modified for the remaining Term of the Agreement as follows:

                                      [ * ]

            (c)  SERVICE FOR OFFSHORE LOCATIONS

                 The Market Service Commitment Time provided for in Attachments 1 and 2 to Exhibit A for volume to or from the Offshore Locations will be adjusted by [ * ]. If USPS requests FedEx to accept for transport an amount in excess of the maximum volumes for the Offshore Locations but FedEx is unable to transport the excess volume to such destination by such adjusted Market Service Commitment Time, FedEx shall tender such excess volume to the gateway for the destination not later than the adjusted Market Service Commitment Time. The gateway locations for the following destinations are:

                                      [ * ]

     11.  FULL FORCE AND EFFECT

     Except as amended by this Second Addendum, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all other respects.

     12.  PROVISION CONFLICT

     If any provision of this Second Addendum conflicts with any provision of the Agreement, the provision of the Agreement shall govern, unless otherwise provided for in the Addendum.

     The parties have signed this Second Addendum in duplicate, one for each of the parties, as of August 29, 2002.


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                     THE UNITED STATES POSTAL SERVICE

                                     By: /s/ LESLIE A. GRIFFITH
                                         ---------------------------------------

                                     Printed Name: Leslie A. Griffith

                                     Printed Title: Manager, Air Transportation


                                     FEDERAL EXPRESS CORPORATION

                                     By: /s/ PAUL J. HERRON
                                         --------------------------------------

                                     Printed Name: Paul J. Herron

                                     Printed Title: VP - Postal Transportation

                                    EXHIBIT A

                                     TO THE

                                 SECOND ADDENDUM


The Trucking Locations are as follows:

                                      [ * ]

The list of Trucking Locations may be amended during the Interim Period by mutual agreement of the parties.


451173.1


* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.